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                               CLARIFICATION OF
                       ANSCHUTZ SHAREHOLDERS AGREEMENT
                                      AND
                    ANSCHUTZ/SPINCO SHAREHOLDERS AGREEMENT



                        Reference is hereby made to (i) a Shareholders Agreement (the "Anschutz Shareholders Agreement"), dated as of August 3, 1995, by and among Union Pacific Corpora-tion, a Utah corporation ("Parent"), UP Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Parent ("Purchaser"), The Anschutz Corporation, a Kansas corporation ("TAC"),
          Anschutz Foundation, a Colorado not-for-profit corpora-tion (the "Foundation"), and Mr. Philip F. Anschutz ("Mr. Anschutz" and, collectively with TAC and the Foundation, the "Shareholders"), and (ii) a Shareholders Agreement ("Anschutz/Spinco Shareholders Agreement" and, together with the Anschutz Shareholders Agreement, the "Agree-ments"), dated as of August 3, 1995, by and among Union Pacific Resources Group Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Spinco"), and the Shareholders. On behalf of the parties to the Agree-ments, the undersigned are entering into this letter agreement which sets forth certain clarifications to the Agreements in order to correct certain typographical errors, delete surplus verbiage and clarify certain other matters. Capitalized terms that are defined in the Agreements and are not otherwise defined herein shall have the respective meanings ascribed to them in the Agreements. The parties agree that the Agreements shall be conformed to reflect the following clarifications:

                        1. Section 3(b) of the Anschutz Shareholders Agreement. The word "or" was inadvertently omitted from the last sentence of Section 3(b) of the Anschutz Share-holders Agreement between the phrases "operation of law" and "upon the occurrence", and shall be deemed to be inserted between such phrases.

                        2. Section 5(a) of the Anschutz Shareholders Agreement. The phrase "and (D) following consummation of the Merger, the acquisition of not more than 131,723 shares of Parent Common Stock pursuant to the Airplane
          Purchase Agreement dated as of May 5, 1994 between TAC and Learjet Inc. (as amended from time to time, the

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          "Airplane Purchase Agreement")" was inadvertently omitted
          from clause (i) of Section 5(a) of the Anschutz Share-holders Agreement immediately following the phrase "(C) the issuance and delivery of Parent Voting Securities pursuant to the Merger Agreement" and shall be deemed to be inserted therein and the word "and" preceding "(C)" shall be deemed to be deleted. In addition, the refer-ence to "Section 5(b)" in clause (z) of the last para-graph of Section 5(a) of the Anschutz Shareholders Agree-ment was incorrect and shall be deemed to the deleted and the correct reference to "Section 5(c)" shall be deemed to be inserted therein.

                        3. Section 5(b) of the Anschutz Shareholders Agreement. The phrase "pursuant to the Airplane Purchase Agreement and" was inadvertently omitted from Section
          5(b) of the Anschutz Shareholders Agreement immediately before the phrase "by way of stock dividends or other distributions" and shall be deemed to be inserted there-in.

                        4. Section 5(c) of the Anschutz Shareholders Agreement. The words "with respect to the election of directors" was inadvertently omitted from Section 5(c) of the Anschutz Shareholders Agreement immediately following the phrase "and as directed by the Persons acting as Proxies in respect of proxies solicited by the Board of Directors of Parent" in clause (ii) thereof and shall be deemed to be inserted therein.

                        5. Section 6(a) of the Anschutz Shareholders Agreement. The word "which" at the beginning of the phrase "which respect to the identity of the acquiror of such Parent Voting Securities ..." at line 18 of Section
          6(a) of the Anschutz Shareholders Agreement was inadver-tently inserted and shall be deemed to be deleted and the word "with" shall be deemed to be inserted in lieu there-of.

                        6. Section 6(b) of the Anschutz Shareholders Agreement. The phrase "set forth in the proviso in
          Section 6(a) hereof" contained in the tenth sentence of
          Section 6(b) of the Anschutz Shareholders Agreement con-tains a typographical omission and surplus verbiage. The word "as" was inadvertently omitted immediately before such phrase and shall be deemed to be inserted therein, and the words "the proviso in" were inadvertently insert-ed in such phrase and shall be deemed to be deleted therefrom.

                        7. Section 7(a) of the Anschutz Shareholders Agreement. The following phrase was inadvertently omit-

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          ted from the sixth sentence of Section 7(a) of the
          Anschutz Shareholders Agreement and shall be deemed to be inserted at the end of such sentence:

                         ; provided, however that Parent shall not be obligated to cause the Shareholder Designee to become a member of the Compensation, Benefits and Nominating Committee of the Board if, and only for so long as, in the opinion of tax counsel for Parent (which may be internal or outside counsel), the membership of the Share-holder Designee on such Committee would be likely to cause the disallowance of any deduc-tion by Parent for federal income tax purposes under Section 162(m) of the Code or any other provision of, or regulation under, the Code now or hereafter in effect. Parent acknowledges that the Shareholder Designee, consistent with his rights and duties as a director, shall have access to all information that he may request concerning actions taken by the Compensation, Benefits and Nominating Committee.

                         8. Section 9(c) of the Anschutz Shareholders Agreement. The phrase ", except that TAC has the right to acquire up to 324,041 (less any amount subsequently sold by Learjet, Inc. or its assignee) shares of Company
          Common Stock pursuant to the Airplane Purchase Agreement" was inadvertently omitted from Section 9(c) of the Anschutz Shareholders Agreement at the end of the second sentence thereof and shall be deemed to be inserted therein.

                         9. Section 2 of the Anschutz/Spinco Sharehold-ers Agreement. The parenthetical phrase "(other than Sections 3, 4, 5, 9, 10, 11 and 14)" was inadvertently omitted after the word "Agreement" in the first line of
          Section 2 of the Anschutz/Spinco Shareholders Agreement and such parenthetical phrase shall be deemed to be inserted therein. In addition, the words "this Agree-ment" were inadvertently omitted at the end of the second line of Section 2 of the Anschutz/Spinco Shareholders
          Agreement after the word "and" and such words shall be deemed to be inserted therein.

                        10. Section 3 of the Anschutz/Spinco Share-holders Agreement. The word "and" was inadvertently omitted from the proviso of Section 3 of the Anschutz/Spinco Shareholders Agreement, between the phrases "with respect to the Company Voting Securities pledged thereunder" and "no such pledge shall prevent
          ...", and shall be deemed to be inserted between such

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          phrases.  In addition, the words "or Spinco Voting Secu-
          rities" were inadvertently omitted following the phrase "Company Common Stock" on line 24 of Section 3 of the Anschutz/Spinco Shareholders Agreement and following the phrase "Company Voting Securities" on lines 26, 35, 37, and 43 of Section 3 of the Anschutz/Spinco Shareholders Agreement and such words shall be deemed to be inserted therein.

                        11. Section 5(a) of the Anschutz/Spinco Share-holders Agreement. The phrase "and (D) following consum-mation of the Merger, the acquisition of not more than such number of shares of Spinco Common Stock as may be received as a dividend on not more than 131,723 shares of Parent Common Stock received by Learjet, Inc. in the
          Merger, and subject to the Airplane Purchase Agreement dated as of May 5, 1994 between TAC and Learjet Inc. (as amended from time to time, the "Airplane Purchase Agree-ment")" was inadvertently omitted from clause (i) of
          Section 5(a) of the Anschutz/Spinco Shareholders Agree-ment immediately following the phrase "(C) the issuance and delivery of Spinco Voting Securities pursuant to the Spin-off" and shall be deemed to be inserted therein and the word "and" preceding "(C)" shall be deemed to be deleted. In addition, the reference to "Section 5(b)" in clause (z) of the last paragraph of Section 5(a) of the Anschutz/Spinco Shareholders Agreement was incorrect and shall be deemed to be deleted and the correct reference to "Section 5(c)" shall be deemed to be inserted therein.

                        12. Section 5(b) of the Anschutz/Spinco Share-holders Agreement. The phrase "pursuant to the Airplane Purchase Agreement and" was inadvertently omitted from
          Section 5(b) of the Anschutz/Spinco Shareholders Agree-ment immediately before the phrase "by way of stock dividends or other distributions" and shall be deemed to be inserted therein.

                        13. Section 5(c) of the Anschutz/Spinco Share-holders Agreement. The words "with respect to the elec-tion of directors" were inadvertently omitted from Sec-tion 5(c) of the Anschutz/Spinco Shareholders Agreement immediately following the phrase "and as directed by the Persons acting as Proxies in respect of proxies solicited by the Board of Directors of Spinco" in clause (ii) thereof and shall be deemed to be inserted therein. In the event that Parent in its sole discretion should determine that the Shareholders' voting obligations pursuant to Section 5(c)(ii) of the Anschutz/Spinco
          Shareholders Agreement could adversely affect the tax-free nature of the spin-off of Union Pacific Resources


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          Group Inc., Section 5(c)(ii) shall be deemed to be
          stricken therefrom.

                        14. Section 6(a) of the Anschutz/Spinco Share-holders Agreement. The word "which" at the beginning of the phrase "which respect to the identity of the acquiror of such Spinco Voting Securities ..." at line 17 of
          Section 6(a) of the Anschutz/Spinco Shareholders Agree-ment was inadvertently inserted and shall be deemed to be deleted, and the word "with" shall be deemed to be in-serted in lieu thereof.

                        15. Section 6(b) of the Anschutz/Spinco Share-holders Agreement. The phrase "set forth in the proviso in Section 6(a) hereof" contained in the tenth sentence of Section 6(b) of the Anschutz/Spinco Shareholders
          Agreement contains a typographical omission and surplus verbiage; the word "as" was inadvertently omitted immedi-ately before such phrase and shall be deemed to be in-serted therein, and the words "the proviso in" were inad-vertently inserted in such phrase and shall be deemed to be deleted therefrom.

                        16. Section 7(a) of the Anschutz/Spinco Share-holders Agreement. The words "or until the termination of this Agreement" in the first full paragraph following subparagraph (vi) in Section 7(a) of the Anschutz/Spinco Shareholders Agreement were inadvertently included there-in and in lieu thereof the following words shall be deemed to be inserted therein: "and so long as this Agreement shall not have been terminated".

                        17. Section 9(c) of the Anschutz/Spinco Share-holders Agreement. The phrase ", except that TAC has the right to acquire up to 520,188 (less any amount subse-quently sold by Learjet, Inc. or its assignee) shares of Company Common Stock pursuant to the Airplane Purchase
          Agreement" was inadvertently omitted from Section 9(c) of the Anschutz/Spinco Shareholders Agreement at the end of the second sentence thereof and shall be deemed to be inserted therein.

                        18. Section 10 of the Anschutz/Spinco Share-holders Agreement. The word "Delaware" on the second line of Section 10(a) of the Anschutz/Spinco Shareholders Agreement was inadvertently inserted and shall be deemed to be deleted, and the word "Utah" shall be deemed to be inserted in lieu thereof.

                        19. Section 13 of the Anschutz/Spinco Share-holders Agreement. The word "Parent" was inadvertently included on lines 25, 36, 37 and 40 of Section 13 of the

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          Anschutz/Spinco Shareholders Agreement and in lieu there-
          of the word "Spinco" shall be deemed to be inserted therein.

                          20. HSR Act Matters. We understand and ac-knowledge that Parent and the Shareholders have agreed that the condition to the Merger set forth in Section
          6.2(d) of the Merger Agreement was not intended by the parties to, and does not, extend to any waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements
          Act of 1976, as amended (the "HSR Act"), applicable to
          the acquisition by the Shareholders of Parent Voting Securities. The Shareholders further agree that if all waiting periods applicable under the HSR Act to the acquisition by the Shareholders of Parent Voting Securi-
          ties pursuant to the Merger shall not have expired or
          been terminated at the time of the Merger, the Sharehold-
          ers will take appropriate action, and Parent will cooper-
          ate with Shareholders, to enable the Merger to close
          without delay and without violation of the HSR Act, in-cluding, for example, by entering into an appropriate escrow agreement or other arrangement pending divestiture
          or completion of HSR Act review.  Each of Parent and
          Spinco agrees to cooperate with the Shareholders in these matters, including, among other things, by agreeing if necessary to amend the Anschutz Shareholders Agreement and the Anschutz/Spinco Shareholders Agreement, as the
          case my be, in the respects required to effect such an arrangement or divestiture. Subject to the foregoing, each of the parties hereto agrees to use its best efforts
          to take, or cause to be taken, all action and to do, or
          cause to be done, all things necessary, proper or advis-able, whether under applicable laws and regulations or otherwise, to cause all applicable waiting periods under the HSR Act to expire or terminate with respect to the acquisition by the Shareholders of Parent Voting Securi-
          ties pursuant to the Merger as promptly as practicable following the initial filing by the Shareholders of the applicable pre-merger notification forms pursuant to the
          HSR Act (it being understood that the Shareholders shall consult with Parent as to the timing of such filing); provided, however, that none of Parent or Spinco or any of their affiliates shall be required to take any action
          that would be materially harmful to their businesses,
          assets, operations, financial condition or results of
          operations.
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                        IN WITNESS WHEREOF, the parties have caused
          this Clarification of Anschutz Shareholders Agreement and Anschutz/Spinco Shareholders Agreement to be executed as of August 3, 1995.


                                        UNION PACIFIC CORPORATION

                                        By /s/ L. White Matthews, III
                                           Name: L. White Matthews, III
                                           Title:


                                        UP ACQUISITION CORPORATION

                                        By /s/ Carl W. von Bernuth
                                           Name: Carl W. von Bernuth
                                           Title:

                                        UNION PACIFIC RESOURCES
                                          GROUP INC.

                                        By /s/ Jack L. Messman
                                           Name: Jack L. Messman
                                           Title:


                                        THE ANSCHUTZ CORPORATION

                                        By /s/ Philip F. Anschutz
                                           Name:  Philip F. Anschutz
                                           Title:


                                        ANSCHUTZ FOUNDATION

                                        By /s/ Philip F. Anschutz
                                           Name:  Philip F. Anschutz
                                           Title:


                                           /s/ Philip F. Anschutz
                                           Philip F. Anschutz

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